Exhibit 99.1

FOR IMMEDIATE RELEASE

DocGo Announces Redemption of All Outstanding Warrants

NEW YORK – August 15, 2022 – DocGo Inc. , a leading provider of last-mile mobile health services and integrated ambulance medical transportation solutions (Nasdaq: DCGO), announced today that it will redeem all of its outstanding warrants (the “Public Warrants”) to purchase shares of DocGo’s common stock, par value $0.0001 per share (the “Common Stock”), that were issued under the Warrant Agreement, dated as of October 14, 2020 (the “Warrant Agreement”), by and between Motion Acquisition Corp. (“Motion”) and Continental Stock Transfer & Trust Company, as warrant agent (the “Warrant Agent”), as part of the units sold in Motion’s initial public offering (the “IPO”), and that remain outstanding at 5:00 p.m. New York City time on September 16, 2022 (the Redemption Date”) for a redemption price of $0.10 per Public Warrant. In addition, DocGo will redeem all of its outstanding warrants to purchase Common Stock that were issued under the Warrant Agreement in a private placement simultaneously with the IPO (the “Private Warrants” and, together with the Public Warrants, the “Warrants”).

Under the terms of the Warrant Agreement, DocGo has the right to redeem all of the outstanding Warrants at a redemption price of $0.10 per Public Warrant if the last sales price of the Common Stock reported exceeds $10.00 per share on the trading day prior to the date on which a notice of redemption is given.  The last sales price of the Common Stock on August 12, 2022 (which is the trading day prior to the date of this redemption notice) was at least $10.00 per share. At the direction of DocGo, the Warrant Agent will deliver a notice of redemption (the “Redemption Notice”) to each of the registered holders of the outstanding Warrants.

The Warrants may be exercised by the holders thereof until 5:00 p.m. New York City time on the Redemption Date to acquire fully paid and non-assessable shares of Common Stock underlying such Warrants. Payment upon exercise of the Warrants may be made either (i) in cash, at an exercise price of $11.50 per share of Common Stock, or (ii) on a “cashless basis,” in which the exercising holder will receive a number of shares of Common Stock to be determined in accordance with the terms of the Warrant Agreement and based on the Redemption Date and the average last reported sale price of the Common Stock for the ten (10) trading days ending on the third trading day prior to the of the date on which the Redemption Notice is sent to the registered holders of the outstanding Warrants (the “Redemption Fair Market Value”). Accordingly, the Redemption Fair Market Value is 0.2233 of a share of Common Stock for each Warrant surrendered for exercise on a “cashless basis”. If any holder of Warrants would, after taking into account all of such holder’s Warrants exercised at one time on a cashless basis, be entitled to receive a fractional interest in a share of Common Stock, the number of shares the holder will be entitled to receive will be rounded up to the nearest whole number of shares.

Any Warrants that remain unexercised at 5:00 p.m. New York City time on the Redemption Date will be void and no longer exercisable, and the holders of those Warrants will be entitled to receive only the Redemption Price of $0.10 per Warrant.

None of DocGo, its board of directors or employees has made or is making any representation or recommendation to any holder of the Warrants as to whether to exercise or refrain from exercising any Warrants.

The Company has filed a registration statement on Form S-1 (Registration No. 333-261363) (the “Registration Statement”) with the Securities and Exchange Commission (“SEC”) relating to the offer and sale of the shares of Common Stock underlying the Warrants under the Securities Act of 1933, as amended, which Registration Statement previously has been declared effective by the SEC.

The SEC maintains an Internet website, www.sec.gov, through which copies of filings that DocGo makes with the SEC, including the prospectus filed as part of the Registration Statement, are available.

Questions concerning redemption and exercise of the Warrants can be directed to the Warrant Agent, Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, NY 10004, attention: Reorganization Department, telephone: (212) 509-4000.

No Offer or Solicitation

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any of DocGo’s securities nor shall there be any offer, solicitation or sale of any of DocGo’s securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

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About DocGo

DocGo is a leading provider of last-mile mobile health services. DocGo is disrupting the traditional four-wall healthcare system by providing high quality, highly affordable care to patients where and when they need it. DocGo’s innovative technology and dedicated field staff of certified health professionals elevate the quality of patient care and drive business efficiencies for facilities, hospital networks, and health insurance providers. With Mobile Health, DocGo empowers the full promise and potential of telehealth by facilitating healthcare treatment, in tandem with a remote physician, in the comfort of a patient’s home or workplace. Together with DocGo’s integrated Ambulnz medical transport services, DocGo is bridging the gap between physical and virtual care. For more information, please visit www.docgo.com.

Forward-Looking Statements

This announcement contains forward-looking statements (including within the meaning of Section 21E of the U.S. Securities Exchange Act of 1934, as amended, and Section 27A of the U.S. Securities Act of 1933, as amended) concerning DocGo. These statements include, but are not limited to, statements that address our expected future business and financial performance and statements about (i) our plans, objectives and intentions with respect to future operations, services and products, (ii) our competitive position and opportunities, and (iii) other statements identified by words such as “may”, “will”, “expect”, “intend”, “plan”, “potential”, “believe”, “seek”, “could”, “estimate”, “judgment”, “targeting”, “should”, “anticipate”, “predict” “project”, “aim”, “goal”, “outlook”, “guidance”, and similar words, phrases or expressions. These forward-looking statements are based on management’s current expectations and beliefs, as well as assumptions made by, and information currently available to, management, and current market trends and conditions. Forward-looking statements inherently involve risks and uncertainties, many of which are beyond our control, and which may cause actual results to differ materially from those contained in our forward-looking statements. Accordingly, you should not place undue reliance on such statements. Particular uncertainties that could materially affect current or future results include possible accounting adjustments made in the process of finalizing reported financial results; any risks associated with global economic conditions and concerns; the effects of global outbreaks of pandemics or contagious diseases or fear of such outbreaks, such as the COVID-19 coronavirus pandemic; competitive pressures; pricing declines; rates of growth in our target markets; our ability to improve gross margins; cost-containment measures; legislative and regulatory actions; the impact of legal proceedings and compliance risks; the impact on our business and reputation in the event of information technology system failures, network disruptions, cyber-attacks, or losses or unauthorized access to, or release of, confidential information; and the ability of the company to comply with laws and regulations regarding data privacy and protection. We undertake no intent or obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise.

Media Contact:

Janine Warner

Crowe PR

docgo@crowepr.com

(646) 916-5314

Investors:

Steve Halper
LifeSci Advisors
shalper@lifesciadvisors.com
ir@docgo.com
646-876-6455